EXHIBIT 99.1
                         H.E.R.C. PRODUCTS INCORPORATED

                    CERTIFICATE OF DESIGNATIONS, PREFERENCES
                     AND OTHER RIGHTS AND QUALIFICATIONS OF
                             CLASS A PREFERRED STOCK
                       ----------------------------------

                         Pursuant to Section 151 of the
                        Delaware General Corporation Law
                       ----------------------------------


     H.E.R.C. PRODUCTS INCORPORATED, a corporation organized and existing under the Business Corporation Law of the State of Delaware ("Corporation") ,

         DOES HEREBY CERTIFY:

         FIRST: That, pursuant to authority conferred upon the Board of Directors of the Corporation ("Board") by the amended Certificate of Incorporation of said Corporation, and pursuant to the provisions of Section 151 of the Delaware General Corporation Law, said Board duly determined that 150,000 shares of Preferred Stock, $.01 par value per share, shall be designated "Class A Preferred Stock," and to that end the Board adopted a resolution providing for the designation, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions, of the Class A Preferred Stock, which resolution is as follows:

                  RESOLVED, that the Board, pursuant to the authority vested in it by the provisions of the Certificate of Incorporation of the Corporation, as amended, hereby creates a series of Preferred Stock of the corporation, par value $.01 per share, to be designated as "Class A Preferred Stock" and to consist of an aggregate of 150,000 shares. The Class A Preferred Stock shall have such designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions as follows:

     1. Designations and Amount. 150,000 shares of the Preferred Stock of the Corporation, par value $ .01 per share, shall constitute a class of Preferred Stock designated as "Class A Preferred Stock" ("Class A Preferred Stock"). The Class A Preferred Stock shall have a stated value of $10.00 per share ("Stated Value").

     2. Redemption Rights. The Class A Preferred Stock shall not be subject to any right of redemption by the Corporation or by the holder thereof.

     3. Dividends. The holders of shares of Class A Preferred Stock shall be entitled to receive dividends at the rate of 10% per annum of Stated Value (or $1.00 per share) of the Class A Preferred Stock ("Preferred Dividend") from the date of issuance through the Conversion Date (as defined below), payable solely in shares of Common Stock of the Company on the next business day after the Conversion Date, such number of shares of Common Stock to be calculated in accordance with paragraph 6(b) hereof.

     4. Rights on Liquidation, Dissolution or Winding Up, Etc. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, as a result of which the assets of the Corporation, whether from capital, surplus or earnings, shall be distributed to the stockholders of the Company, such assets shall be distributed simultaneously to both the holders of the Common Stock and the holders of the Class A Preferred Stock,



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calculated as if the Class A Preferred Stock (together with Preferred  Dividends through the record date for such distribution) was fully converted immediately prior to such distribution.

     5. Voting Rights. The holders of Class A Preferred Stock shall not be entitled to vote on any matter, except as may be required by law.

     6. Conversion of Class A Preferred Stock.

                  (a) The holders of Class A Preferred Stock shall have the right, at such holders' option, at any time or from time to time, to convert each share of Class A Preferred Stock, together with the accrued Preferred Dividends thereon through the Conversion Date, into the number of shares of Common Stock calculated in accordance with paragraph 6(b) below.

                  (b) The number of shares of Common Stock to be issued upon conversion of the Class A Preferred Stock and payment of the Preferred Dividend will be determined by dividing the Stated Value of the Class A Preferred Stock being converted, plus the Preferred Dividends thereon through the Conversion Date, by the greater of (i) 75% of the average Closing Bid Price (as hereinafter defined) of the Common Stock for the five consecutive trading days ending immediately prior to the date of the Written Notice (as hereinafter defined) or
(ii) $.10. Notwithstanding the foregoing, if the Common Stock issuable by the Corporation upon conversion of the Class A Preferred Stock and payment of the Preferred Dividend is not registered with the Securities and Exchange Commission for resale by the holder thereof on or before the close of business on April 15, 1997, the aforementioned rate of 75% shall be reduced to 72.5%. The "Closing Bid Price" shall mean the closing bid price for the Corporation's Common Stock, as reported by The Nasdaq Stock Market if the Common Stock is quoted on the Nasdaq National Market or Nasdaq SmallCap Market, or the last sales price of the Common Stock if the Common Stock is listed on a national securities exchange, whichever is the principal trading market for the Common Stock. If the Common Stock is not listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the Closing Bid Price shall mean the closing bid price for the Common Stock, as reported by the OTC Bulletin Board or the National Quotation Bureau, Incorporated, or similar publisher of such quotations. If the Closing Bid Price cannot be determined pursuant to the above, the Closing Bid Price shall be such price as the Board of Directors of the Company shall determine in good faith.

                  (c) Before any holder of Class A Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall give written notice ("Written Notice") to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Written Notice must be delivered via telecopier prior to 3:00 p.m. EST on any day and shall be deemed to be received by the Corporation upon receipt by it or by its general counsel. The Corporation shall, as soon as practicable, but not later than one business day thereafter, issue and deliver to a location in New York City designated by such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Simultaneously with such delivery, such holder shall surrender the certificate or certificates for the Class A Preferred Stock duly endorsed for transfer. Such conversion shall be deemed to have been made immediately prior to the close of business on the date which the Written Notice is received by the Corporation in accordance herewith ("Conversion Date"), and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such Conversion Date.



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                  (d) The  Corporation  shall not be required to issue fractions of shares of Common Stock upon conversion of the Class A Preferred Stock or payment of the Preferred Dividend. If any fractions of a share would, but for this Section, be issuable upon any conversion of Class A Preferred Stock or payment of the Preferred Stock, in lieu of such fractional share the Company shall round up or down to the nearest whole number of shares.

                  (e) The Corporation shall reserve and shall at all times have reserved out of its authorized but unissued shares of Common Stock sufficient shares of Common Stock to permit the conversion of the then outstanding shares of the Class A Preferred Stock and payment of the Preferred Dividend pursuant to this Section 6. All shares of Common Stock which may be issued upon conversion of shares of the Class A Preferred Stock and payment of the Preferred Dividend pursuant to this Section 6 shall be validly issued, fully paid and nonassessable. In order that the Corporation may issue shares of Common Stock upon conversion of shares of the Class A Preferred Stock and payment of the Preferred Dividend, the Corporation will endeavor to comply with all applicable Federal and state securities laws and will endeavor to list such shares of Common Stock to be issued upon conversion on each securities exchange on which Common Stock is listed and endeavor to maintain such listing for such period of time as either the Class A Preferred Stock or Common Stock underlying such Class A Preferred Stock remains outstanding.

                  (f) If any of the following shall occur: (i) any reclassification or change of outstanding shares of Common Stock issuable upon conversion of shares of the Class A Preferred Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or (ii) any consolidation or merger to which the Corporation is a party other than a merger in which the Corporation is the continuing corporation and which does not result in any reclassification of, or change in, outstanding shares of Common Stock, then in addition to all of the rights granted to the holders of the Class A Preferred Stock as designated herein, the Corporation, or such successor or purchasing corporation, as the case may be, shall, as a condition precedent to such reclassification, change, consolidation or merger ("Corporate Change"), provide in its certificate of incorporation or other charter document that each share of the Class A Preferred Stock shall be convertible into the kind and amount of shares of capital stock and other securities and property (including cash) receivable upon such Corporate Change by a holder of the number of shares of Common Stock deliverable upon conversion of such share of the Class A Preferred Stock and the payment of the Preferred Dividend thereon immediately prior to the Corporate Change. If, in the case of any such Corporate Change, the stock or other securities and property (including cash) receivable thereupon by a holder of Common Stock includes shares of capital stock or other securities and property of a corporation other than the corporation which is the successor of the Corporation in such Corporate Change, then the certificate of incorporation or other charter document of such other corporation shall contain such additional provisions to protect the interests of the holders of shares of the Class A Preferred Stock as the Board of Directors shall reasonably consider necessary by reason of the foregoing. The provision of this Section 6(f) shall similarly apply to successive reclassifications, changes, consolidations or mergers.

                  (g) If any Class A Preferred Stock is issued and outstanding on November __, 1999, such Class A Preferred Stock and the Preferred Dividend thereon shall, without any action on the part of the holder thereof, be automatically converted into Common Stock on that date on the above terms.




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                  (h) In the event any shares of Class A  Preferred  Stock shall be converted pursuant to Section 6 hereof, the shares of Class A Preferred Stock so converted shall be canceled.

                  (i) The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Class A Preferred Stock against impairment.

         Such resolution was signed by the President and Assistant Secretary of the Corporation.

         IN WITNESS WHEREOF, we have executed this Certificate of Designation this 21st day of November, 1996.

                                               H.E.R.C. PRODUCTS INCORPORATED


                                      By:      /s/ Gary S. Glatter
                                         --------------------------------------
                                          Gary S. Glatter, President


                                      By:   /s/ Kristi A. Cordray
                                         --------------------------------------
                                         Kristi A. Cordray, Assistant Secretary



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                         H.E.R.C. PRODUCTS INCORPORATED

                    CERTIFICATE OF DESIGNATIONS, PREFERENCES
                     AND OTHER RIGHTS AND QUALIFICATIONS OF
                             CLASS A PREFERRED STOCK
                       ----------------------------------

                         Pursuant to Section 151 of the
                        Delaware General Corporation Law
                       ----------------------------------



     H.E.R.C. PRODUCTS INCORPORATED, a corporation organized and existing under the General Corporation Law of the State of Delaware ("Corporation"),

         DOES HEREBY CERTIFY:

         FIRST: That, pursuant to authority conferred upon the Board of Directors of the Corporation ("Board") by the amended Certificate of Incorporation of said Corporation, and pursuant to the provisions of Section 151 of the Delaware General Corporation Law, said Board duly determined that the number of shares of Preferred Stock, $.01 par value per share, shall be increased from 150,000 shares to 185,000 shares, and to that end the Board adopted a resolution, which resolution is as follows:

                  RESOLVED, that the Board, pursuant to the authority vested in it by the provisions of the Certificate of Incorporation of the Corporation, as amended, hereby increases the number of shares of Class A Preferred Stock of the Corporation, par value $.01 per share, designated as Class A Preferred Stock from 150,000 shares to 185,000 shares.

         Such resolution was signed by the President and Assistant Secretary of the Corporation.

         IN WITNESS WHEREOF, we have executed this Certificate of Designation this 6th day of December, 1996.

                                     H.E.R.C. PRODUCTS INCORPORATED


                                     By:      /s/ Gary S. Glatter
                                        ---------------------------------------
                                             Gary S. Glatter, President


                                     By:      /s/ Kristi A. Cordray
                                        ---------------------------------------
                                        Kristi A. Cordray, Assistant Secretary



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


                         H.E.R.C. PRODUCTS INCORPORATED

                    CERTIFICATE OF DESIGNATIONS, PREFERENCES
                     AND OTHER RIGHTS AND QUALIFICATIONS OF
                             CLASS A PREFERRED STOCK
                       ----------------------------------

                         Pursuant to Section 151 of the
                        Delaware General Corporation Law
                       ----------------------------------



     H.E.R.C. PRODUCTS INCORPORATED, a corporation organized and existing under the General Corporation Law of the State of Delaware ("Corporation"),

         DOES HEREBY CERTIFY:

         FIRST: That, pursuant to authority conferred upon the Board of Directors of the Corporation ("Board") by the amended Certificate of Incorporation of said Corporation, and pursuant to the provisions of Section 151 of the Delaware General Corporation Law, said Board duly determined that the mandatory conversion date of the Class A Preferred Stock, $.01 par value per share, specified in Section 6(g) of the Certificate of Designations, Preferences and Other Rights and Qualifications of the Class A Preferred Stock shall be December 17, 1999, and to that end the Board adopted a resolution, which resolution is as follows:

                  RESOLVED, that the Board, pursuant to the authority vested in it by the provisions of the Certificate of Incorporation of the Corporation, as amended, hereby designates that the mandatory conversion date of the Class A Preferred Stock, par value $.01 per share, specified in Section 6(g) of the Certificate of Designations, Preferences and Other Rights and Qualifications of the Class A Preferred Stock shall be the third anniversary of the Final Closing Date.

         Such resolution was signed by the President and Assistant Secretary of the Corporation.

         IN WITNESS WHEREOF, we have executed this Certificate of Designation this 17th day of December, 1996.

                                               H.E.R.C. PRODUCTS INCORPORATED


                                    By:      /s/ Gary S. Glatter
                                       ----------------------------------------
                                            Gary S. Glatter, President


                                    By:      /s/ Kristi A. Cordray
                                       ----------------------------------------
                                        Kristi A. Cordray, Assistant Secretary



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